Exhibit 10.9

FIRST AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT

This First Amendment (“First Amendment”) to the Administrative Service Agreement (as defined below) is made and entered into as of [DATE], by and between Pelican II Capital Solutions Limited, a BVI limited liability Customer (the “Service Provider”) and Pelican Acquisition II Corporation, a Cayman company (the “Customer”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Administrative Service Agreement.

WHEREAS, Service Provider and the Customer entered into that certain Administrative Service Agreement, dated as of February 28, 2026 in the form attached hereto as Exhibit A (the “Original Agreement,” and as amended, including by this First Amendment, the “Administrative Service Agreement”);

WHEREAS, the parties now desire to amend the Administrative Service Agreement on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Administrative Service Agreement, the Parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

1. Amendments to the Administrative Service Agreement. The parties hereby agree that the Administrative Service Agreement is to be amended as follows:

A. Section 5 of the Administrative Service Agreement is hereby amended and restated in its entirety as follows:

“5. The Customer will provide compensation to the Service Provider of $15,000 per month for the services rendered by the Service Provider as required by this Agreement. Compensation is payable at the completion of services.”

2. Miscellaneous. Except as expressly provided in this First Amendment, all of the terms and provisions in the Original Agreement are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Administrative Service Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this First Amendment (or as the Administrative Service Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Original Agreement, as amended by this First Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Administrative Service Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Original Agreement is materially different from or inconsistent with any provision of this First Amendment, the provision of this First Amendment shall control, and the provision of the Original Agreement shall, to the extent of such difference or inconsistency, be disregarded.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each Party hereto has caused this First Amendment to be signed and delivered as of the date first written above.

PELICAN ACQUISITION II CORPORATION

By:	/s/ Robert Labbe
	Name:	Robert Labbe
	Title:	Director

PELICAN II CAPITAL SOLUTIONS LIMITED

/s/ Robert Labbe
Name:	Robert Labbe
Title:	Managing Member

[Signature Page to First Amendment to Administrative Service Agreement]

Exhibit A

Original Agreement

A-1

Administrative Services Agreement

This Administrative Service Agreement (the “Agreement”) dated March 13, 2026  is between Pelican II Capital Solutions Limited, herein referred to as “Service Provider” and Pelican Acquisition II Corporation, herein referred to as “Customer”.

Service Provider has agreed to provide services to the Customer on the terms and conditions set out in this Agreement, while Customer is of the opinion that Service Provider has the proper and necessary qualifications, experience and abilities to provide services to Customer.

Therefore in consideration of the matters described above, the receipt and sufficiency of which consideration is hereby acknowledged, the Customer and the Service Provider agree as follows:

1.	Scope of Work

The Service Provider is to provide the Customer with the following services (the “Services”): general and administrative services, including office space, administrative and support services, as may be reasonably required by the Company.

The services will include any other tasks which the Customer and the Service Provider may agree on.

2.	Term of Agreement

This Agreement will commence on the effective date of the registration statement for the initial public offering of the securities of the Company and will remain in full force and effect until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (in each case as described in the Registration Statement for the Company’s initial public offering) unless terminated earlier pursuant to the terms hereof. This Agreement may be extended by mutual written agreement of the parties.

3.	Trust Waiver

Pelican II Capital Solutions Limited hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO and will not seek recourse against the Trust Account for any reason whatsoever.

4.	Termination

If either party seeks termination of this Agreement, the terminating party must provide a 30 days written notice to the other party.

5.	Compensation

The Customer will provide compensation to the Service Provider of $15,000 per month for the services rendered by the Service Provider as required by this Agreement. Compensation is payable at the completion of services.

[Signature Page Follows]

A-2

IN WITNESS WHEREOF the parties have duly affixed their signatures under hand on the day and year first above written.

Pelican II Capital Solutions Limited

By:
Name:	Robert Labbe
Title:	Duly Authorized Signatory

Pelican Acquisition II Corporation

By:
Name:	Robert Labbe
Title:	Chief Executive Officer

Signature Page to Administrative Services Agreement

A-3